UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2005

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
( Commission File Number )

California (State or other jurisdiction of incorporation)	94-2974062 (I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 8.01 Other Events

     See the attached transcript from the conference call regarding the earnings and financial performance for Aspect Communications Corporation (“Aspect”) for the quarter ended June 30, 2005 and the Agreement and Plan of Merger (the “Merger Agreement”) by and among Aspect and Concerto Software, Inc. (“Concerto”) announced and disclosed on July 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT COMMUNICATIONS CORPORATION
Date: July 6, 2005	By:	/s/ James C. Reagan
James C. Reagan
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description
99.1	Transcript from the conference call regarding the earnings and financial performance for Aspect Communications Corporation (“Aspect”) for the quarter ended June 30, 2005 and the Merger Agreement by and among Aspect and Concerto announced on July 5, 2005.